房屋租賃契約書

Tenancy Agreement

立契約日
Date　　：2010/8/25

This Tenancy Agreement (the "Agreement") is made between

立契約書人：出租人 曾文鎔 （以下簡稱爲甲方）
(the "Landlord")

and

承租人 UAN CULTURAL & CREATIVE CO., LTD （以下簡稱爲乙方）
(the "Tenant").

茲因房屋租賃事件，雙方合意訂立本契約，約款如下：

第一條：　房屋標示及租賃範圍

房屋標示

所有權人	縣市	鄉鎮市區	路街	段	巷	弄	號	樓	地下室	建築物完成日期	租賃範圍	面積(平方公尺)	建號	權利範圍	有無設定抵押權、查封或其他物權之設定	有無租賃或占用之情事	備註
	桃園縣	蘆竹鄉	南華一街				一六八	八樓		民國96年01月10月	主建物						
											附屬建物						
											共用部分						

租賃範圍

房屋：本大樓第八樓全部

車位：地下第B2層平面式停車位合計三車位

1. The detail of the Premises

The Premises are located at 8F., No.168, Nanhua 1st St., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.), comprising of 8th floor flat and 3parking space at basement 2ed level.

第二條：　租賃附屬設施

本物件包括冷氣機1組、四管燈組24個、熱水器1台、排油煙機1台、瓦斯爐1台與天然瓦斯

2. Subsidiary facilities

The premises included 1 air conditioning set, 24 fluorescent light tube set, 1 water heater, 1 range hood, 1 sink set, 1 set of gas stove, 1 LPG equipment set.

第三條：　租賃期間

租賃期間自民國 99 年 8 月 25 日起至民國 101 年 8 月 24 日止，計兩年。租賃期滿如出租人願繼續出租，承租人有優先承租權，但承租人應於租期屆滿三個月前書面通知出租人，並另議租賃條件。

3. Term of the Agreement

Unless earlier terminated under other provisions of this Agreement, the Agreement shall have a term of two year(s) commencing on 25/Aug/2010 and expiring on 24/Aug/2012(the "Term"). If the Landlord is welling to rent after the agreement expiring date, the Tenant will have the priority rental right. However the request needed to be applied three months before the expiring date and reassess the agreement.

第四條：　租金約定及支付

每月應繳月租金新台幣捌萬(含稅)元整和大樓管理費新台幣壹萬伍仟元整，共新台幣玖萬伍仟元整使用支票或匯款支付(土地銀行南崁分行，戶名:曾文鎔，帳號: 096005610661)，(房租與管理費分開)，承租人不得藉任何理由拖延或拒絕，出租人亦不得任意要求調整租金。

4. Rentals and means of payment

During the Term, the Tenant shall pay monthly rentals (the "Rental") to the Landlord for the Premises. The Rental shall be NTD 80,000 per month and NTD 15,000 HOA fee (NTD 95,000 in total). Moreover the rental can only be paid by remittance (cash or check) to (土地銀行南崁分行，戶名:曾文鎔，帳號: 096005610661) and the HOA fee can be paid at the front door counter. Any excuse of late payment will not be accepted, and Tenant can't use any excuse to request adjust rental.

第五條：　押租金方式給付租金

押租金新台幣壹拾陸萬元整。承租人應於簽定本契約之同時給付出租人；押租金給付後，承租人前項押租金，出租人應於租期屆滿，承租人依約履行債務並交還房屋時無息返還之。

5. Deposit and means of payment

The total deposit NTD 160,000 is needed to be pay when the agreement is concluded and signed. It will be return when the agreement expired, if the Tenant follows the agreement.

第六條：　租賃期間相關費用之支付

租賃期間，使用房屋所產生之相關費用

壹、　公共基金；由出租人負擔。

貳、　管理費；由承租人負擔。

參、　租賃契約成立前應繳之相關費用由出租人負擔；租賃契約成立後大樓管理費(公共設施管理及維護)(每月)由承租人負擔。

6. Extension fee

A. Community fund : paid by the Landlord.

B. HOA fee : paid by the Tenant

C. Before the agreement is concluded and signed, all the related payment needed to be paid by the Landlord. After the agreement is concluded and signed the HOA fee will be paid by Tenant

第七條：　稅額負擔

1. 房屋稅、地價稅由甲方自行負擔。
2. 承租人營業所需繳納稅捐由承租人負擔。
3. 如辦理公證，公證費用出租人與承租人分擔。

7. Tax and Charges

1. The housing tax and land tax shall be the responsibilities of the Landlord.
2. Other additional tax which is resulted because of the Tenant shall be the responsibilities of Tenant.
3. If this agreement needed to be notarizing, the fee will be shared by both parties.

第八條：　使用房屋之限制

本房屋係供承租人 UAN Culture and Creative Co., Ltd 之辦公營運使用；承租人同意遵守住戶規約，不得違法使用或存放危險物品，影響公共安全。未經出租人書面同意，承租人不得將租賃物一部分轉租、出借、頂讓、或以其他變通方是由他人使用租賃物。

8. Limitation

This Premise can only be used by UAN Culture and Creative Co. Ltd for business used. Tenant needed to follow the Inhabitant Pledge. Dangerous item are not allow to store or used. However the Tenant shall not assign, transfer, or sublease any of his rights to other people without the prior written approval of the Landlord under this Agreement.

第九條：　修繕及改裝

(1)房屋內因人爲損壞而有修繕之必要時，應由承租方負責修繕；房屋另因自然使用所產生之耗損而有修繕之必要時，應由出租方負責修繕，不得拖延。

(2)房屋有改裝設施之必要，經出租人同意，承租人得依相關法令自行裝置。如有違反，承租人應修復，否則出租人得終止本約，出租人終止本約時，承租人應取回裝修物件、設備，並按本約第十八條租約終止狀態返還，對第三人造成傷害者，由承租人負賠償責任承租人應賠償及負擔出租人因此所發生之一切費用。

(3)前項情形承租人返還房屋時，應負責回復原狀。

9. Repair and Improvement

   A. The repair or maintenance of the Premises arising from ordinary wear and tear shall be the responsibility of the Landlord.

   B. Unless approved by the Landlord in advance, no improvement or construction of the Premises by the Tenant. Any improvement or construction of the premises made by the Tenant shall be not to damage the structure of the building.

   C. At the end of this agreement, the Tenant needs to restore as origin.

第十條：　承租人之責任

承租人應以善良管理人之注意保管房屋，如違反此項義務，致房屋損毀或滅失者，應付損害賠償責任。承租人於租賃契約期間應投保公共意外險(保險金額每一意外事故體傷責任額新台幣一千萬元以上；每一意外事故損害責任新台幣二百萬元以上)及火災法律責任險。承租人如未依約投保上述保險致第三人或出租人發生損害者，承租人應負賠償之責。承租人應遵守事項；爲避免公安意外發生，承租人應配合出租人。

10. Tenant's responsibilities

The Tenant has the responsibilities to due care the Premises. However if there is damaged which caused by the Tenant. The Tenant has the obligation to restore. Moreover the Tenant should have proper property insurance policy to prevent any unexpected. The amount is recommend to have NTD10,000,000 on Public Liability Insurance and the Fire Insurance(by Taiwan's law). If there is any unexpected the Tenant has the responsibility to indemnify the sufferer which is include the Landlord.

第十一條：　房屋部分滅失

租賃關係存續中，因不可歸責於承租人之事由，致房屋之一部分滅失者，承租人得按滅失部分，

請求減少租金。前項減少租金無法議定者，承租人得終止租賃契約。

11. Sectionally damage

In this Agreement period, if there is unexpected happen damage the Promise and it does not caused by the Tenant. Since the damage does not made by the Tenant, the Tenant has the right to request to adjust the rental. However if the Landlord does not approve the adjusted rental, then the Tenant can abandon this Agreement without any penalty.

第十二條： 租賃期滿

本契約，雙方於期限屆滿前，得終止租約。依前項約定期前終止契約者，應於一個月前通知之。

12. The expiring date

If the Tenant is not planning to continue the Agreement on the expiring date, the Landlord will need to be notified one month before the expiring date.

第十三條： 租賃物之返還

租賃契約終止時，承租人應即將房屋返還出租人，不應藉詞推託或主張任何權利。承租人未及時遷出返還房屋時，出租人每月得像承租人請求按月租金 兩 倍支付違約金至遷讓完竣。

13. Penalty

After the expiring date, the Tenant needed to leave the Premises as soon as possible. The Landlord has the right to request double rental if the Tenant does not move out at the expiring date and any excuse will not be accepted.

第十四條： 房屋所有權之讓與

出租人於房屋交付後，承租人使用中，縱出租人將其所有權讓與第三方，本租賃契約對於受讓人仍繼續存在。前項規定，於未經公證之房屋租賃契約，其期限逾五年或未定期限者，不在此限。

14. Tenant's right

During the Agreement's period, if the Landlord transfer the ownership to the others. The Tenant will have the right to continue this Agreement. However it is an exception that if this Agreement is longer then five years.

第十五條： 其他約定

公證書載明金錢債務逕受強制執行時，如有保證人者，其效力亦及於保證人。承租人如於租賃期滿或租賃契約終止後不交還房屋，或不依約給付訂金，或違約時不履行解約金，應逕行強制執行。出租人如於租賃期滿或終止時，以收支保證金經扣抵積欠之租金或金費用後，未將剩餘部份返還者，應逕受強制執行。

15. Others

If there is any guarantor, the guarantor has the same responsibility with the Tenant. When the Tenant has any violation with this agreement, the Landlord can request the guarantor to perform this Agreement.

第十六條： 遺留物之處理

承租人遷出時，如有遺留物品者，任由出租人處哩，期處理所需費用，由押金先行抵扣，如有不足由承辦人補足，承租人不得異議。租賃期滿或契約終止後，承租人未返還租賃物，如有未搬離之物件，是同拋棄物處理，清理費用由承租人負擔。

16. Leave behind

When the Tenant move out, if there is any leave over that might seems the Tenant has abandon the object's ownership then the Tenant has the right to arrange those leave behind. However if there is any additional fee needed to be paid, the fee will deduct from the deposit.

第十七條： 送達及不能送達之處理

出租人與承租人雙方互相間之通知，應以契約所載之地址爲準，其後如有變更未經書面告知他方，至無法送達或拒收者，以郵局第一次投遞之日期爲合法送達之日期。

17. Notification disclosure

Both fiduciary and consignor needed to be aware that all the contact information is listed in par. 16. If there are any changes, the paper notice will be needed. However if the notify mail has been return cause by the error contact information, then it shall be presume as received.

第十八條： 出租人終止租約

承租人有下列情形之一者，出租人得終止租約

一、 遲付租金之總額達兩個月之租額，並經出租人定相當期間催告，承租人仍不爲支持者。

二、 違反第九條規定而爲使用者。

三、 違反第十條第二項規定而爲使用者。

四、 承租人積欠應分擔或其他應負擔支費用已逾二期或達相當金額，經管理負責人或管理委員會定相當期間催告仍不給付者。

18. Advanced termination by the Landlord

The advanced termination is not allow exempt

A. Accumulate two month rental fee unpaid and has been warned.

B. Violate par.VIII

C. Violate Par. IX .B

D. Accumulate other unpaid expanse and the amount exceed two months rental fee.

第十九條： 承租人終止租約

有下列情況之一者，承租人得終止租約：

一、 房屋損害而有修繕之必要時，其應由出租方負責修繕者，經承租人定相當期間催告，仍未修繕完畢。

二、 有第十二條第一項情況，減少租金無法議定者。

三、 房屋有危及承租人或其同居人支安全或健康之瑕疵時。

19. Advanced termination by the Tenant

The advanced termination is not allow exempt

A. The Landlord does not maintain the Promises even the Promises has the maintenance needed and has been warned.

B. Situation Par. XI appear and cannot be conclude.

C. The Promise has blemish that effect the persona health or security of Tenant.

第二十條： 疑義處理

本契約各條款如有疑義時，應爲爲利於承租人之解釋。

20. Processing of the doubt

When this Agreement various provisions like have the doubt, it should use the explanation that is advantageous at the Tenant's side.

第二十一條：　租賃契約之效力

本契約應辦理公證

21. Utility

This Agreement should be notarized

第二十二條：　爭議處理

因本契約發生之爭議，雙方得依下列方式處理

一、　由房屋所在地之不動產糾紛調解委員會調處。

二、　由縣市消費爭議調解委員會調解。

三、　除專屬管轄外，以房屋所在地之法院爲第一審管轄法院。

22. Governing Law and Litigation

This Contract shall be governed by the laws of ROC. and both parties hereby agree that any disputes arising out of this Contract shall be brought to before the Taoyuan District Court of Taiwan for the first instance.

第二十三條：　契約分存

本契約書一式三份，由立契約人各執乙份，以昭信守。

23. Agreement preservation

This Agreement will be written into two copies. Both Fiduciary and Consignor will have one copy as prove.

Vvv

第二十四條：　未盡事宜

本契約如有未盡事宜，依有關法令、習慣及誠實信用原則公平解決之。

24. Unconsidered events

When any unconsidered events appear, according to the related law and the custom, both side needed to discuss and find the fair way to settle that.

恐口說無憑，特立此據

In witness whereof, the parties have this agreement executed on the day and year first above written.

立合約書人

甲方(出租人) 常文銘
Name (Landlord)

地址 桃園縣芦竹鄉中正路33號之9F
Address

身分證字號 H100559462
ROC ID No

出生年月日 民國38年9月27日
Date of Birth

公證律師 林永祥 (seal: 林永祥律師)
Witness Attorney Lin Yung Hsiang

地址 桃園縣桃園市中正路 1071 號 4 樓之 7
Address 4F.-7, No.1071, Zhongzheng Rd.,
Taoyuan City, Taoyuan County 330,
Taiwan (R.O.C.)

電話：+886-3-317-9458
Contact No: +886-3-317-9458

乙方(承租人) UAN CULTURAL & CREATIVE Co.,LTD.
Name (Tenant)

地址 8F., No.168, Nanhua 1st., Lujhu Township
Address Taoyuan 338, Taiwan

營利事業登記證字號
ROC ID, ARC, Passport No.

出生年月日
Date of Birth

台灣區經理
Bringe Manager [signature]
Lin Syuan-Jhu